Exhibit 99.1

Letter of Transmittal

for

Offer to Exchange

6.875% Senior Notes due 2022 and Related Guarantees

for

6.875% Senior Notes due 2022 and Related Guarantees

of

Century Communities, Inc.

Pursuant to the Prospectus Dated                             , 2015

THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON THE EVENING OF , 2015 (the 25th Business Day Following Commencement of the Exchange Offer), UNLESS EXTENDED (THE “EXPIRATION DATE”).

The Exchange Agent for the Exchange Offer is:

U.S. BANK NATIONAL ASSOCIATION

By Hand, Overnight Delivery or Mail (Registered or Certified Mail Recommended):	By Facsimile Transmission (for eligible institutions only):

U.S. Bank National Association Corporate Trust Support Services 111 Fillmore Avenue East St. Paul, MN 55107 Attention: Specialized Finance Department	(651) 466-7372 Attention: Specialized Finance Fax cover sheets should provide a call-back number and request a call back, upon receipt.

Confirm receipt by calling: (651) 466-7150

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR VIA A FACSIMILE TRANSMISSION TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY OF THIS LETTER OF TRANSMITTAL.

DELIVERY OF DOCUMENTS TO THE DEPOSITORY TRUST COMPANY DOES NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT.

The undersigned hereby acknowledges receipt of the prospectus, dated                                                  , 2015, of Century Communities, Inc. a Delaware corporation (the “Issuer”), which, together with this letter of transmittal, constitute the Issuer’s offer to exchange, in an exchange offer (the “Exchange Offer”), up to $60,000,000 aggregate principal amount of any and all of its outstanding privately offered and placed 6.875% Senior Notes due 2022 and related guarantees issued on April 9, 2015 (the “Initial Notes”) for new 6.875% Senior Notes due 2022 and related guarantees (the “Exchange Notes”) that are registered under the Securities Act of 1933, as amended (the “Securities Act”). Initial Notes may only be tendered in denominations of $2,000 and in integral multiples of $1,000 in excess thereof.

IF YOU DESIRE TO EXCHANGE YOUR INITIAL NOTES FOR AN EQUAL AGGREGATE PRINCIPAL AMOUNT OF EXCHANGE NOTES, YOU MUST VALIDLY TENDER (AND NOT VALIDLY WITHDRAW) YOUR INITIAL NOTES TO THE EXCHANGE AGENT PRIOR TO THE EXPIRATION DATE.

YOU MUST SIGN THIS LETTER OF TRANSMITTAL WHERE INDICATED BELOW. PLEASE CAREFULLY READ THE INSTRUCTIONS SET FORTH BELOW BEFORE COMPLETING THIS LETTER OF TRANSMITTAL.

This letter of transmittal is to be completed by holders of the Issuer’s Initial Notes if either certificates representing such notes are to be forwarded herewith or, unless an agent’s message is used, tenders of such notes are to be made by book-entry transfer to an account maintained by the Exchange Agent at The Depository Trust Company (“DTC”) pursuant to the procedures set forth in the prospectus under the heading “The Exchange Offer—Procedures for Tendering Initial Notes.”

The undersigned has completed, executed and delivered this letter of transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer.

Holders that are tendering by book-entry transfer to the Exchange Agent’s account at DTC may execute the tender though the DTC Automated Tender Offer Program, for which the Exchange Offer is eligible. DTC participants that are tendering Initial Notes pursuant to the Exchange Offer must transmit their acceptance through the Automated Tender Offer Program to DTC, which will edit and verify the acceptance and send an agent’s message to the Exchange Agent for its acceptance.

To properly complete this letter of transmittal, a holder of Initial Notes must:

1)	complete the table entitled “Description of Initial Notes”;

2)	if appropriate, check and complete the boxes relating to guaranteed delivery, Special Issuance Instructions and Special Delivery Instructions;

3)	sign this letter of transmittal; and

4)	complete the IRS Form W-9 (or provide an IRS Form W-8).

If a holder desires to tender Initial Notes pursuant to the Exchange Offer and (i) certificates representing such Initial Notes are not immediately available, (ii) time will not permit this letter of transmittal, certificates representing such Initial Notes or other required documents to reach the Exchange Agent prior to the Expiration Date, or (iii) the procedures for book-entry transfer (including delivery of an agent’s message) cannot be completed prior to the Expiration Date, then such holder may nevertheless tender such Initial Notes with the effect that such tender will be deemed to have been received prior to the Expiration Date if the guaranteed delivery procedures described in the prospectus under “The Exchange Offer—Guaranteed Delivery Procedures” are followed. See Instruction 1 below.

PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL, INCLUDING THE INSTRUCTIONS, AND THE PROSPECTUS CAREFULLY BEFORE COMPLETING THIS LETTER OF TRANSMITTAL OR CHECKING ANY BOX BELOW. The instructions included with this letter of transmittal must be followed. Questions and requests for assistance or for additional copies of the prospectus, this letter of transmittal, the Notice of Guaranteed Delivery, and related documents may be directed to U.S. Bank National Association at the address and telephone number set forth on the cover page of this letter of transmittal. See Instruction 11 below.

2

List below the Initial Notes to which this letter of transmittal relates. If the space provided is inadequate, list the certificate numbers and principal amounts on a separately executed schedule and affix the schedule to this letter of transmittal. Tenders of Initial Notes will be accepted only in denominations of $2,000 and integral multiples of $1,000 in excess thereof.

DESCRIPTION OF INITIAL NOTES

NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S) (PLEASE FILL IN)	CERTIFICATE NUMBER(S)*	AGGREGATE PRINCIPAL AMOUNT REPRESENTED**	PRINCIPAL AMOUNT TENDERED**
		$	$
		$	$
		$	$
		$	$
		$	$
		$	$
		$	$
		$	$
		$	$
		$	$
TOTAL PRINCIPAL AMOUNT OF INITIAL NOTES		$	$

*	Need not be completed by holders delivering Initial Notes by book-entry transfer (see below).

**	Unless otherwise indicated in the column “Principal Amount Tendered” and subject to the terms and conditions of the Exchange Offer, the holder will be deemed to have tendered the entire aggregate principal amount represented by each note listed above and delivered to the Exchange Agent. See Instruction 4.

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PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL

CAREFULLY BEFORE COMPLETING THE BOXES BELOW

☐	CHECK HERE IF CERTIFICATES FOR TENDERED INITIAL NOTES ARE ENCLOSED HEREWITH.

☐	CHECK HERE IF TENDERED INITIAL NOTES ARE BEING DELIVERED BY BOOK- ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC AND COMPLETE THE FOLLOWING:

Name of Tendering Institution:

Account Number with DTC:

Transaction Code Number:

☐	CHECK HERE AND ENCLOSE A PHOTOCOPY OF THE NOTICE OF GUARANTEED DELIVERY IF TENDERED INITIAL NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

Name(s) of Registered Holder(s):

Window Ticket Number(s) (if any):

Date of Execution of the Notice of Guaranteed Delivery:

Name of Eligible Institution that Guaranteed Delivery:

If delivered by book-entry transfer, complete the following:

Name of Tendering Institution:

Account Number with DTC:

Transaction Code Number:

☐	CHECK HERE AND FILL IN YOUR NAME AND ADDRESS BELOW IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 ADDITIONAL COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

Name:

Address:

Telephone Number:

NOTE: SIGNATURES MUST BE PROVIDED BELOW

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PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to Century Communities, Inc., a Delaware corporation (the “Issuer”), the principal amount of the Issuer’s outstanding privately offered and placed 6.875% Senior Notes due 2022 and related guarantees issued on April 9, 2015 (the “Initial Notes”) described above. Subject to, and effective upon, the acceptance for exchange of the Initial Notes tendered herewith, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Issuer all right, title and interest in and to such Initial Notes.

The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that the Exchange Agent also acts as the agent of the Issuer and as trustee under the indenture relating to the Initial Notes) with respect to such tendered Initial Notes, with full power of substitution and resubstitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), subject only to the right of withdrawal described in the prospectus, to (1) deliver certificates representing such tendered Initial Notes, or transfer ownership of such Initial Notes on the account books maintained by The Depository Trust Company (“DTC”), and to deliver all accompanying evidence of transfer and authenticity to, or upon the order of, the Issuer upon receipt by the Exchange Agent, as the undersigned’s agent, of the Issuer’s new 6.875% Senior Notes due 2022 and related guarantees (the “Exchange Notes”) to which the undersigned is entitled upon the acceptance by the Issuer of such Initial Notes for exchange pursuant to the Exchange Offer, (2) receive all benefits and otherwise to exercise all rights of beneficial ownership of such Initial Notes, all in accordance with the terms and conditions of the Exchange Offer, and (3) present such Initial Notes for transfer, and transfer such Initial Notes, on the relevant security register.

The undersigned hereby represents and warrants that the undersigned (1) owns the Initial Notes tendered and is entitled to tender such notes, and (2) has full power and authority to tender, sell, exchange, assign and transfer the Initial Notes and to acquire Exchange Notes issuable upon the exchange of such tendered Initial Notes and that, when the same are accepted for exchange, the Issuer will acquire good, marketable and unencumbered title to such tendered Initial Notes, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim or right or restriction or proxy of any kind. The undersigned also warrants and covenants that it will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or the Issuer to be necessary or desirable to complete the sale, exchange, assignment and transfer of tendered Initial Notes or to transfer ownership of such Initial Notes on the account books maintained by DTC. The undersigned agrees to all of the terms of the Exchange Offer, as described in the prospectus and this letter of transmittal.

Tenders of the Initial Notes pursuant to any one of the procedures described in the prospectus under the caption “The Exchange Offer—Procedures for Tendering Initial Notes” and in the instructions to this letter of transmittal will, upon the Issuer’s acceptance of the Initial Notes for exchange, constitute a binding agreement between the undersigned and the Issuer in accordance with the terms and subject to the conditions of the Exchange Offer.

The Exchange Offer is subject to the conditions set forth in the prospectus under the caption “The Exchange Offer—Conditions to the Exchange Offer.” As a result of these conditions (which may be waived, in whole or in part, by the Issuer), as more particularly set forth in the prospectus, the Issuer may not be required to exchange any of the Initial Notes tendered by this letter of transmittal, and, in such event, the Initial Notes not exchanged will be returned to the undersigned at the address shown below the signature of the undersigned.

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By tendering Initial Notes and executing this letter of transmittal, the undersigned hereby represents and warrants that:

(1)	the undersigned or any beneficial owner of the Initial Notes is acquiring the Exchange Notes in the ordinary course of business of the undersigned (or such beneficial owner);

(2)	neither the undersigned nor any beneficial owner is engaging in or intends to engage in a distribution of the Exchange Notes within the meaning of the federal securities laws;

(3)	neither the undersigned nor any beneficial owner has (and, at the time the Exchange Offer is consummated, neither will have) an arrangement or understanding with any person or entity to participate in a distribution of the Exchange Notes;

(4)	neither the undersigned nor any beneficial owner is an “affiliate” (as such term is defined under Rule 405 promulgated under the Securities Act) of the Issuer or any of the Issuer’s subsidiaries that guarantee the Notes. Upon request by the Issuer, the undersigned or such beneficial owner will deliver to the Issuer a legal opinion confirming it is not such an affiliate;

(5)	the undersigned and each beneficial owner acknowledges and agrees that any person who is a broker-dealer registered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), must comply with the registration and prospectus-delivery requirements of the Securities Act in connection with a secondary resale transaction of the Exchange Notes or interests therein acquired by such person and cannot rely on the position of the staff of the Securities and Exchange Commission (the “SEC”) set forth in certain no-action letters;

(6)	a secondary resale transaction described in clause (5) above and any resales of Exchange Notes or interests therein obtained by such holder in exchange for Initial Notes or interests therein originally acquired by such holder directly from the Issuer should be covered by an effective registration statement containing the selling security holder information required by Item 507 or Item 508, as applicable, of Regulation S-K or the SEC; and

(7)	the undersigned is not acting on behalf of any person or entity who could not truthfully make the foregoing representations.

If the undersigned is a broker-dealer that will receive Exchange Notes for its own account in exchange for Initial Notes, it represents that the Initial Notes to be exchanged for the Exchange Notes were acquired by it for its own account as a result of market-making activities or other trading activities and acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such Exchange Notes; however, by so acknowledging and delivering a prospectus, the undersigned will not be deemed to admit that it is an “underwriter” within the meaning of the Securities Act. If the undersigned is a broker-dealer and Initial Notes held for its own account were not acquired as a result of market-making or other trading activities, such Initial Notes cannot be exchanged pursuant to the Exchange Offer.

All authority herein conferred or agreed to be conferred shall not be affected by, and shall survive, the death, bankruptcy or incapacity of the undersigned, and every obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and other legal representatives of the undersigned.

Tendered Initial Notes may be withdrawn at any time prior to 5:00 P.M., New York City time, in the evening of                                    , 2015 (the 25th Business Day Following Commencement of the Exchange Offer), or such later time to which the Issuer may extend the Exchange Offer.

6

Unless otherwise indicated herein under the box entitled “Special Issuance Instructions” below, Exchange Notes, and Initial Notes not tendered or accepted for exchange, will be issued in the name of the undersigned. Similarly, unless otherwise indicated under the box entitled “Special Delivery Instructions” below, Exchange Notes, and Initial Notes delivered to the Exchange Agent but not tendered or accepted for exchange, will be delivered to the undersigned at the address shown below the signature of the undersigned. In the case of a book-entry delivery of Exchange Notes, the Exchange Agent will credit the account maintained by DTC with any Initial Notes delivered to the Exchange Agent but not tendered. The Issuer has no obligation pursuant to the “Special Issuance Instructions” to transfer any tendered Initial Notes from the name of the registered holder thereof if the Issuer does not accept for exchange any of the principal amount of such Initial Notes so tendered.

The Exchange Notes will bear interest from the date of original issuance of the Initial Notes or, if interest has already been paid on the Initial Notes, from the date interest was most recently paid. Interest on the Initial Notes accepted for exchange will cease to accrue upon the issuance of the Exchange Notes.

*  *  *  *  *  *  *  *

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PLEASE SIGN HERE

(To Be Completed By All Tendering Holders of Initial Notes)

This letter of transmittal must be signed by the registered holder(s) of Initial Notes exactly as their name(s) appear(s) on certificate(s) for Initial Notes or on a security position listing, or by person(s) authorized to become registered holder(s) by endorsements and documents transmitted with this letter of transmittal, including such opinions of counsel, certifications and other information as may be required by the Issuer or the trustee for the Initial Notes to comply with the restrictions on transfer applicable to the Initial Notes. If the signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below under “Capacity” and submit evidence satisfactory to the Exchange Agent of such person’s authority to so act. See Instruction 5 below. If the signature appearing below is not of the registered holder(s) of the Initial Notes, then the registered holder(s) must sign and deliver to the Exchange Agent a valid power of attorney.

X

X
Signature(s) of Holder(s) or Authorized Signatory

Dated:	, 2015

Name(s):

Capacity:

Address:

(Zip Code)

Tel No.:

8

GUARANTEE OF SIGNATURE(S)

(If required — see Instructions 2 and 5 below)

Certain Signatures Must Be Guaranteed by a Signature Guarantor.

(Name of Signature Guarantor Guaranteeing Signatures)

(Address (including zip code) of Firm)

(Telephone Number (including area code) of Firm)

(Authorized Signature)

(Print Name)

(Title)

Dated: _________________________________, 2015

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SPECIAL ISSUANCE INSTRUCTIONS

(See Instructions 4 through 7)

To be completed ONLY if (1) certificates for Initial Notes in a principal amount not tendered are to be issued in the name of, or Exchange Notes issued pursuant to the Exchange Offer are to be issued in the name of, someone other than the person or persons whose name(s) appear(s) within this letter of transmittal or issued to an address different from that shown in the table entitled “Description of Initial Notes” within this letter of transmittal, (2) Initial Notes not tendered, but represented by certificates tendered by this letter of transmittal, are to be returned by credit to an account maintained at DTC other than the account indicated above, or (3) Exchange Notes issued pursuant to the Exchange Offer are to be issued by book-entry transfer to an account maintained at DTC other than the account indicated above.

Issue:

☐ Exchange Notes, to:

☐ Initial Notes, to:

Name(s):

Address:

Telephone Number (Including Area Code):

Tax Identification or Social Security Number:

DTC Account Number:

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SPECIAL DELIVERY INSTRUCTIONS

(See Instructions 4 through 7)

To be completed ONLY if certificates for Initial Notes in a principal amount not tendered, or Exchange Notes, are to be sent to someone other than the person or persons whose name(s) appear(s) within this letter of transmittal to an address different from that shown in the table entitled “Description of Initial Notes” within this letter of transmittal.

Deliver:

☐ Exchange Notes, to:

☐ Initial Notes, to:

Name(s):

Address:

Telephone Number (Including Area Code):

Tax Identification or Social Security Number:

Is this a permanent address change? (check one box): ☐ Yes ☐ No

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INSTRUCTIONS TO LETTER OF TRANSMITTAL

(Forming part of the terms and conditions of the Exchange Offer)

1.          DELIVERY OF THIS LETTER OF TRANSMITTAL AND INITIAL NOTES. This letter of transmittal is to be completed by holders of the Issuer’s outstanding privately offered and placed 6.875% Senior Notes due 2022 and related guarantees issued on April 9, 2015 (the “Initial Notes”) if certificates representing such Initial Notes are to be forwarded herewith, or, unless an agent’s message is used, if tender is to be made by book-entry transfer to the account maintained by DTC, pursuant to the procedures set forth in the prospectus under “The Exchange Offer—Procedures for Tendering Initial Notes.” For a holder to properly tender Initial Notes pursuant to the Exchange Offer, a properly completed and duly executed letter of transmittal (or a manually signed facsimile thereof), together with any signature guarantees and any other documents required by these Instructions, or a properly transmitted agent’s message in the case of a book entry transfer, must be received by the Exchange Agent at its address set forth herein prior to the Expiration Date, and either (1) certificates representing such Initial Notes must be received by the Exchange Agent at its address, or (2) such Initial Notes must be transferred pursuant to the procedures for book-entry transfer described in the prospectus under “The Exchange Offer—Book-Entry Delivery Procedures” and a book-entry confirmation must be received by the Exchange Agent prior to the Expiration Date. A holder who desires to tender Initial Notes and who cannot comply with procedures set forth herein for tender on a timely basis or whose Initial Notes are not immediately available must comply with the guaranteed delivery procedures discussed below.

THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL, THE INITIAL NOTES AND ALL OTHER REQUIRED DOCUMENTS TO THE EXCHANGE AGENT IS AT THE ELECTION AND SOLE RISK OF THE HOLDER, AND DELIVERY WILL BE DEEMED TO BE MADE ONLY WHEN ACTUALLY RECEIVED BY THE EXCHANGE AGENT. INSTEAD OF DELIVERY BY MAIL, HOLDERS SHOULD USE AN OVERNIGHT OR HAND DELIVERY SERVICE. IN ALL CASES, HOLDERS SHOULD ALLOW FOR SUFFICIENT TIME TO ENSURE DELIVERY TO THE EXCHANGE AGENT BEFORE THE EXPIRATION OF THE EXCHANGE OFFER AND PROPER INSURANCE SHOULD BE OBTAINED. HOLDERS MAY REQUEST THEIR BROKER, DEALER, COMMERCIAL BANK, TRUST COMPANY OR NOMINEE TO EFFECT THESE TRANSACTIONS FOR SUCH HOLDER. HOLDERS SHOULD NOT SEND ANY INITIAL NOTE, LETTER OF TRANSMITTAL OR OTHER REQUIRED DOCUMENTS TO THE ISSUER.

If a holder desires to tender Initial Notes pursuant to the Exchange Offer and (1) certificates representing such Initial Notes are not immediately available, (2) time will not permit such holder’s letter of transmittal, certificates representing such Initial Notes or other required documents to reach the Exchange Agent prior to the Expiration Date, or (3) the procedures for book-entry transfer (including delivery of an agent’s message) cannot be completed prior to the Expiration Date, then such holder may nevertheless tender such Initial Notes with the effect that such tender will be deemed to have been received prior to the Expiration Date if the guaranteed delivery procedures set forth in the prospectus under “The Exchange Offer—Guaranteed Delivery Procedures” are followed. Pursuant to such procedures, (i) the tender must be made by or through an eligible guarantor institution (as defined below), (ii) a properly completed and duly executed notice of guaranteed delivery, substantially in the form provided by the Issuer herewith, or an agent’s message with respect to a guaranteed delivery that is accepted by the Issuer, must be received by the Exchange Agent prior to the Expiration Date, and (iii) the certificates for the tendered Initial Notes, in proper form for transfer (or a book-entry confirmation of the transfer of such Initial Notes into the Exchange Agent’s account at DTC as described in the prospectus), together with a letter of transmittal (or manually signed facsimile thereof), properly completed and duly executed, with any required signature guarantees and any other documents required by this letter of transmittal, or a properly transmitted agent’s message, must be received by the Exchange Agent within three New York Stock Exchange trading days after the Expiration Date.

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The notice of guaranteed delivery may be delivered by hand or transmitted by facsimile or mail to the Exchange Agent and must include a guarantee by an eligible guarantor institution in the form set forth in the notice of guaranteed delivery. For Initial Notes to be properly tendered pursuant to the guaranteed delivery procedure, the Exchange Agent must receive a notice of guaranteed delivery prior to the Expiration Date. As used herein and in the prospectus, an “eligible institution” is an “eligible guarantor institution” meeting the requirements of the registrar for the Initial Notes and “Exchange Notes” (as defined below, and, together with the Initial Notes, the “Notes”), which requirements include membership or participation in the Security Transfer Agents Medallion Program, or STAMP, or such other “signature guarantee program” as may be determined by the registrar for the Notes in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

2.          GUARANTEE OF SIGNATURES. Signatures on this letter of transmittal must be guaranteed by a member of or participant in STAMP, the New York Stock Exchange, Inc. Medallion Signature Program or the Stock Exchange Medallion Program or by an eligible guarantor institution unless the Initial Notes tendered hereby are tendered (1) by a registered holder of Initial Notes (or by a participant in DTC whose name appears on a security position listing as the owner of such Initial Notes) who has signed this letter of transmittal and who has not checked any of the boxes under the captions “Special Issuance Instructions” or “Special Delivery Instructions” on this letter of transmittal, or (2) for the account of an eligible guarantor institution. If the Initial Notes are registered in the name of a person other than the signer of this letter of transmittal or if Initial Notes not tendered are to be returned to, or are to be issued to the order of, a person other than the registered holder or if Initial Notes not tendered are to be sent to someone other than the registered holder, then the signature on this letter of transmittal accompanying the tendered Initial Notes must be guaranteed as described above. Beneficial owners whose Initial Notes are registered in the name of a broker, dealer, commercial bank, trust company or other nominee must contact such broker, dealer, commercial bank, trust company or other nominee if they desire to tender Initial Notes. See “The Exchange Offer—Procedures for Tendering Initial Notes” in the prospectus.

3.          WITHDRAWAL OF TENDERS. Tenders of Initial Notes may be withdrawn at any time prior to the Expiration Date. For a withdrawal of tendered Initial Notes to be effective, a written, telegraphic or facsimile transmission notice of withdrawal must be received by the Exchange Agent prior to the Expiration Date at its address set forth on the cover of this letter of transmittal. The notice of withdrawal must (1) specify the name of the person who tendered the Initial Notes to be withdrawn, (2) identify the Initial Notes to be withdrawn, including the certificate number(s) shown on the particular certificate(s) evidencing such Initial Notes (unless such Initial Notes were tendered by book-entry transfer), the aggregate principal amount represented by such Initial Notes and the name of the registered holder of such Initial Notes, if different from that of the person who tendered such Initial Notes, (3) be signed by the holder of such Initial Notes in the same manner as the original signature on this letter of transmittal by which such Initial Notes were tendered (including any required signature guarantees) or be accompanied by (i) documents of transfer sufficient to have the trustee register the transfer of the Initial Notes into the name of the person withdrawing such notes, and (ii) a properly completed irrevocable proxy authorizing such person to effect such withdrawal on behalf of such holder (unless the Initial Notes were tendered by book entry transfer), and (4) specify the name in which any such Initial Notes are to be registered, if different from that of the registered holder. If the Initial Notes were tendered pursuant to the procedures for book-entry transfer set forth in “The Exchange Offer—Book-Entry Delivery Procedures” in the prospectus, the notice of withdrawal must specify the name and number of the account at DTC to be credited with the withdrawal of Initial Notes and must otherwise comply with the procedures of DTC. If the Initial Notes to be withdrawn have been delivered or otherwise identified to the Exchange Agent, a signed notice of withdrawal is effective immediately upon the Exchange Agent’s receipt of written or facsimile notice of such withdrawal satisfying the requirements set forth above, even if physical release is not yet effected.

No permitted withdrawal of Initial Notes may be rescinded. Any Initial Notes properly withdrawn will thereafter be deemed not validly tendered for purposes of the Exchange Offer. However, properly withdrawn Initial Notes may be re-tendered by following one of the procedures described in the prospectus under “The Exchange Offer—Procedures for Tendering Initial Notes” at any time prior to the Expiration Date.

All questions as to the validity, form and eligibility (including time of receipt) of such withdrawal notices will be determined by the Issuer, in its reasonable discretion, which determination shall be final and binding on all parties. None of the Issuer, any affiliates of the Issuer, the Exchange Agent or any other person shall be under any duty to give any notification of any defects or irregularities in any notice of withdrawal or incur any liability for failure to give any such notification.

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4.          PARTIAL TENDERS. Tenders of Initial Notes pursuant to the Exchange Offer will be accepted only in denominations of $2,000 and integral multiples of $1,000 in excess thereof. If less than the entire principal amount of any Initial Notes evidenced by a submitted certificate is tendered, the tendering holder must fill in the principal amount tendered in the last column of the table entitled “Description of Initial Notes” in this letter of transmittal. The entire principal amount represented by the certificates for all Initial Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated. If the entire principal amount of all Initial Notes held by the holder is not tendered, new certificates for the principal amount of Initial Notes not tendered and the Issuer’s new 6.875% Senior Notes due 2022 and related guarantees (the “Exchange Notes”) issued in exchange for any Initial Notes tendered and accepted will be sent (or, if tendered by book-entry transfer, credited to the account at DTC designated herein) to the holder unless otherwise provided in the appropriate box on this letter of transmittal (see Instruction 6), as soon as practicable following the Expiration Date.

5.          SIGNATURE ON THIS LETTER OF TRANSMITTAL; BOND POWERS AND ENDORSEMENTS; GUARANTEE OF SIGNATURES. If this letter of transmittal is signed by the registered holder(s) of the Initial Notes tendered hereby, the signature must correspond exactly with the name(s) as written on the face of certificates without alteration, enlargement or change whatsoever. If this letter of transmittal is signed by a participant in DTC whose name is shown as the owner of the Initial Notes tendered hereby, the signature must correspond with the name shown on the security position listing the owner of the Initial Notes.

If any of the Initial Notes tendered hereby are owned of record by two or more joint owners, all such owners must sign this letter of transmittal.

If any tendered Initial Notes are registered in different names on several certificates, it will be necessary to complete, sign and submit as many copies of this letter of transmittal and any necessary accompanying documents as there are different names in which certificates are held.

If this letter of transmittal is signed by the holder, and the certificates for any principal amount of Initial Notes delivered to the Exchange Agent but not tendered are to be issued (or if any principal amount of such Initial Notes is to be reissued or returned) to or, if tendered by book-entry transfer, credited to the DTC account of the registered holder, and Exchange Notes exchanged for Initial Notes in connection with the Exchange Offer are to be issued to the order of the registered holder, then the registered holder need not endorse any certificates for tendered Initial Notes nor provide a separate bond power. In any other case (including if this letter of transmittal is not signed by the registered holder), the registered holder must either properly endorse the certificates for Initial Notes tendered or transmit a separate properly completed bond power with this letter of transmittal (in either case, executed exactly as the name(s) of the registered holder(s) appear(s) on such Initial Notes, and, with respect to a participant in DTC whose name appears on a security position listing as the owner of Initial Notes, exactly as the name(s) of the participant(s) appear(s) on such security position listing), with the signature on the endorsement or bond power guaranteed by a signature guarantor or an eligible guarantor institution, unless such certificates or bond powers are executed by an eligible guarantor institution, and must also be accompanied by such opinions of counsel, certifications and other information as the Issuer or the trustee for the original Initial Notes may require in accordance with the restrictions on transfer applicable to the Initial Notes. See Instruction 2.

Endorsements on certificates for Initial Notes and signatures on bond powers provided in accordance with this Instruction 5 by registered holders not executing this letter of transmittal must be guaranteed by an eligible institution. See Instruction 2.

14

If this letter of transmittal or any certificates representing Initial Notes or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to the Exchange Agent, in its sole discretion, of their authority so to act must be submitted with this letter of transmittal.

6.          SPECIAL ISSUANCE AND SPECIAL DELIVERY INSTRUCTIONS. Tendering holders should indicate in the applicable box or boxes the name and address to which Initial Notes for principal amounts not tendered or Exchange Notes exchanged for Initial Notes pursuant to the Exchange Offer are to be issued or sent, if different from the name and address of the holder signing this letter of transmittal. In the case of issuance in a different name, the taxpayer-identification number of the person named must also be indicated. Holders tendering by book-entry transfer may request that Initial Notes delivered to the Exchange Agent but not exchanged be credited to such account maintained at DTC as such holder may designate. If no instructions are given, Initial Notes delivered to the Exchange Agent but not tendered will be returned to the registered holder of such Initial Notes. For holders of Initial Notes tendered by book-entry transfer, Initial Notes delivered to the Exchange Agent but not tendered will be returned by crediting the account at DTC designated in this letter of transmittal.

7.          TAXPAYER IDENTIFICATION NUMBER AND IRS FORM W-9. Each tendering holder should provide the Exchange Agent with its correct taxpayer identification number, which, in the case of a holder who is an individual, is his or her social security number. If the Exchange Agent is not provided with the correct taxpayer identification number or an adequate basis for an exemption, the holder may be subject to backup withholding in an amount equal to up to 28% of any reportable payments made with respect to the Notes and a $50 penalty imposed by the Internal Revenue Service. If withholding results in an over-payment of taxes, a refund may be obtained.

To prevent backup withholding on any reportable payments, each holder must provide such holder’s correct taxpayer identification number by completing the IRS Form W-9 set forth herein, certifying that the taxpayer identification number provided is correct (or that such holder is awaiting a taxpayer identification number), and that (1) such holder is exempt from backup withholding, (2) such holder has not been notified by the Internal Revenue Service that such holder is subject to backup withholding as a result of failure to report all interest or dividends, or (3) the Internal Revenue Service has notified the holder that such holder is no longer subject to backup withholding. See the instructions to the enclosed IRS Form W-9.

Certain holders (including, among others, certain non-U.S. individuals) are exempt from these backup withholding and reporting requirements. To prevent possible erroneous backup withholding, an exempt holder that is a U.S. person (as defined in the instructions to the IRS Form W-9) should provide its correct taxpayer identification number and check the “Exempt payee” box on the IRS Form W-9. In order for a non-U.S. person to qualify as exempt, such person must submit an appropriate IRS Form W-8. IRS Forms W-8 may be obtained from the Internal Revenue Service’s website at www.irs.gov or from the Exchange Agent.

The Issuer reserves the right in its sole discretion to take whatever steps are necessary to comply with its obligation regarding backup withholding.

8.          TRANSFER TAXES. The Issuer will pay all transfer taxes, if any, required to be paid by the Issuer in connection with the exchange of the Initial Notes for the Exchange Notes. If, however, Exchange Notes, or Initial Notes for principal amounts not tendered or accepted for exchange, are to be delivered to, or are to be issued in the name of, any person other than the registered holder of the Initial Notes tendered, or if a transfer tax is imposed for any reason other than the exchange of the Initial Notes in connection with the Exchange Offer, then the amount of any transfer tax (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of the transfer taxes or an exemption therefrom is not submitted with this letter of transmittal, the amount of such transfer taxes will be billed directly to the tendering holder.

15

9.          MUTILATED, LOST, STOLEN OR DESTROYED INITIAL NOTES. If any certificate representing Initial Notes has been mutilated, lost, stolen or destroyed, the holder should promptly contact the Exchange Agent at the address indicated in this letter of transmittal. The holder will then be instructed as to the steps that must be taken in order to replace the certificate. This letter of transmittal and related documents cannot be processed until the procedures for replacing mutilated, lost, stolen or destroyed certificates have been followed.

10.          IRREGULARITIES. All questions as to the validity, form, eligibility, time of receipt, acceptance and withdrawal of any tenders of Initial Notes pursuant to the procedures described in the prospectus and the form and validity of all documents will be determined by the Issuer, in its reasonable discretion, which determination shall be final and binding on all parties. The Issuer reserves the absolute right, in its sole and absolute discretion, to reject any or all tenders of any Initial Notes determined by it not to be in proper form or the acceptance of which may, in the opinion of the Issuer’s counsel, be unlawful. The Issuer also reserves the absolute right, in its sole discretion subject to applicable law, to waive or amend any of the conditions of the Exchange Offer for all holders of Initial Notes or to waive any defects or irregularities of tender for any Initial Notes. The Issuer’s interpretations of the terms and conditions of the Exchange Offer (including, without limitation, the instructions in this letter of transmittal) shall be final and binding. No alternative, conditional or contingent tenders will be accepted. Unless waived, any irregularities in connection with tenders must be cured within such time as the Issuer shall determine. Each tendering holder, by execution of a letter of transmittal (or a manually signed facsimile thereof), waives any right to receive any notice of the acceptance of such tender. Tenders of such Initial Notes shall not be deemed to have been made until such irregularities have been cured or waived. Any Initial Notes received by the Exchange Agent that are not properly tendered and as to which the irregularities have not been cured or waived will be returned by the Exchange Agent to the tendering holders promptly following the Expiration Date. None of the Issuer, any of its affiliates, the Exchange Agent or any other person will be under any duty to give notification of any defects or irregularities in such tenders or will incur any liability to holders for failure to give such notification.

11.          REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions relating to the procedure for tendering, as well as requests for assistance or additional copies of the prospectus, this letter of transmittal and the notice of guaranteed delivery may be directed to the Exchange Agent at the address and telephone number set forth in this letter of transmittal. Holders may also contact their broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Exchange Offer.

IMPORTANT: THIS LETTER OF TRANSMITTAL OR A FACSIMILE THEREOF (TOGETHER WITH CERTIFICATES FOR INITIAL NOTES OR A BOOK-ENTRY-CONFIRMATION AND ALL OTHER REQUIRED DOCUMENTS) OR A NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO THE EXPIRATION DATE.

*  *  *  *  *  *  *  *

16

Form **W-9**
(Rev. December 2014)
Department of the Treasury
Internal Revenue Service

# Request for Taxpayer Identification Number and Certification

**Give Form to the requester. Do not send to the IRS.**

**Print or type**
See **Specific Instructions** on page 2.

1 Name (as shown on your income tax return). Name is required on this line; do not leave this line blank.

2 Business name/disregarded entity name, if different from above

3 Check appropriate box for federal tax classification; check only **one** of the following seven boxes:
☐ Individual/sole proprietor or single-member LLC ☐ C Corporation ☐ S Corporation ☐ Partnership ☐ Trust/estate
☐ Limited liability company. Enter the tax classification (C=C corporation, S=S corporation, P=partnership) ▶
**Note.** For a single-member LLC that is disregarded, do not check LLC; check the appropriate box in the line above for the tax classification of the single-member owner.
☐ Other (see instructions) ▶

4 Exemptions (codes apply only to certain entities, not individuals; see instructions on page 3):
Exempt payee code (if any)
Exemption from FATCA reporting code (if any)
*(Applies to accounts maintained outside the U.S.)*

5 Address (number, street, and apt. or suite no.)

Requester's name and address (optional)

6 City, state, and ZIP code

7 List account number(s) here (optional)

## Part I Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. The TIN provided must match the name given on line 1 to avoid backup withholding. For individuals, this is generally your social security number (SSN). However, for a resident alien, sole proprietor, or disregarded entity, see the Part I instructions on page 3. For other entities, it is your employer identification number (EIN). If you do not have a number, see *How to get a TIN* on page 3.

**Note.** If the account is in more than one name, see the instructions for line 1 and the chart on page 4 for guidelines on whose number to enter.

**Social security number**
☐☐☐ – ☐☐ – ☐☐☐☐

**or**

**Employer identification number**
☐☐ – ☐☐☐☐☐☐☐

## Part II Certification

Under penalties of perjury, I certify that:

1. The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me); and
2. I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and
3. I am a U.S. citizen or other U.S. person (defined below); and
4. The FATCA code(s) entered on this form (if any) indicating that I am exempt from FATCA reporting is correct.

**Certification instructions.** You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. For real estate transactions, item 2 does not apply. For mortgage interest paid, acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement (IRA), and generally, payments other than interest and dividends, you are not required to sign the certification, but you must provide your correct TIN. See the instructions on page 3.

**Sign Here** **Signature of U.S. person ▶** **Date ▶**

# General Instructions

Section references are to the Internal Revenue Code unless otherwise noted.

**Future developments.** Information about developments affecting Form W-9 (such as legislation enacted after we release it) is at *www.irs.gov/fw9*.

## Purpose of Form

An individual or entity (Form W-9 requester) who is required to file an information return with the IRS must obtain your correct taxpayer identification number (TIN) which may be your social security number (SSN), individual taxpayer identification number (ITIN), adoption taxpayer identification number (ATIN), or employer identification number (EIN), to report on an information return the amount paid to you, or other amount reportable on an information return. Examples of information returns include, but are not limited to, the following:

- Form 1099-INT (interest earned or paid)
- Form 1099-DIV (dividends, including those from stocks or mutual funds)
- Form 1099-MISC (various types of income, prizes, awards, or gross proceeds)
- Form 1099-B (stock or mutual fund sales and certain other transactions by brokers)
- Form 1099-S (proceeds from real estate transactions)
- Form 1099-K (merchant card and third party network transactions)
- Form 1098 (home mortgage interest), 1098-E (student loan interest), 1098-T (tuition)
- Form 1099-C (canceled debt)
- Form 1099-A (acquisition or abandonment of secured property)

Use Form W-9 only if you are a U.S. person (including a resident alien), to provide your correct TIN.

*If you do not return Form W-9 to the requester with a TIN, you might be subject to backup withholding. See What is backup withholding? on page 2.*

By signing the filled-out form, you:

1. Certify that the TIN you are giving is correct (or you are waiting for a number to be issued),

2. Certify that you are not subject to backup withholding, or

3. Claim exemption from backup withholding if you are a U.S. exempt payee. If applicable, you are also certifying that as a U.S. person, your allocable share of any partnership income from a U.S. trade or business is not subject to the withholding tax on foreign partners' share of effectively connected income, and

4. Certify that FATCA code(s) entered on this form (if any) indicating that you are exempt from the FATCA reporting, is correct. See *What is FATCA reporting?* on page 2 for further information.

Cat. No. 10231X Form **W-9** (Rev. 12-2014)

Form W-9 (Rev. 12-2014) Page 2

**Note.** If you are a U.S. person and a requester gives you a form other than Form W-9 to request your TIN, you must use the requester's form if it is substantially similar to this Form W-9.

**Definition of a U.S. person.** For federal tax purposes, you are considered a U.S. person if you are:

• An individual who is a U.S. citizen or U.S. resident alien;

• A partnership, corporation, company, or association created or organized in the United States or under the laws of the United States;

• An estate (other than a foreign estate); or

• A domestic trust (as defined in Regulations section 301.7701-7).

**Special rules for partnerships.** Partnerships that conduct a trade or business in the United States are generally required to pay a withholding tax under section 1446 on any foreign partners' share of effectively connected taxable income from such business. Further, in certain cases where a Form W-9 has not been received, the rules under section 1446 require a partnership to presume that a partner is a foreign person, and pay the section 1446 withholding tax. Therefore, if you are a U.S. person that is a partner in a partnership conducting a trade or business in the United States, provide Form W-9 to the partnership to establish your U.S. status and avoid section 1446 withholding on your share of partnership income.

In the cases below, the following person must give Form W-9 to the partnership for purposes of establishing its U.S. status and avoiding withholding on its allocable share of net income from the partnership conducting a trade or business in the United States:

• In the case of a disregarded entity with a U.S. owner, the U.S. owner of the disregarded entity and not the entity;

• In the case of a grantor trust with a U.S. grantor or other U.S. owner, generally, the U.S. grantor or other U.S. owner of the grantor trust and not the trust; and

• In the case of a U.S. trust (other than a grantor trust), the U.S. trust (other than a grantor trust) and not the beneficiaries of the trust.

**Foreign person.** If you are a foreign person or the U.S. branch of a foreign bank that has elected to be treated as a U.S. person, do not use Form W-9. Instead, use the appropriate Form W-8 or Form 8233 (see Publication 515, Withholding of Tax on Nonresident Aliens and Foreign Entities).

**Nonresident alien who becomes a resident alien.** Generally, only a nonresident alien individual may use the terms of a tax treaty to reduce or eliminate U.S. tax on certain types of income. However, most tax treaties contain a provision known as a "saving clause." Exceptions specified in the saving clause may permit an exemption from tax to continue for certain types of income even after the payee has otherwise become a U.S. resident alien for tax purposes.

If you are a U.S. resident alien who is relying on an exception contained in the saving clause of a tax treaty to claim an exemption from U.S. tax on certain types of income, you must attach a statement to Form W-9 that specifies the following five items:

1. The treaty country. Generally, this must be the same treaty under which you claimed exemption from tax as a nonresident alien.

2. The treaty article addressing the income.

3. The article number (or location) in the tax treaty that contains the saving clause and its exceptions.

4. The type and amount of income that qualifies for the exemption from tax.

5. Sufficient facts to justify the exemption from tax under the terms of the treaty article.

***Example.*** Article 20 of the U.S.-China income tax treaty allows an exemption from tax for scholarship income received by a Chinese student temporarily present in the United States. Under U.S. law, this student will become a resident alien for tax purposes if his or her stay in the United States exceeds 5 calendar years. However, paragraph 2 of the first Protocol to the U.S.-China treaty (dated April 30, 1984) allows the provisions of Article 20 to continue to apply even after the Chinese student becomes a resident alien of the United States. A Chinese student who qualifies for this exception (under paragraph 2 of the first protocol) and is relying on this exception to claim an exemption from tax on his or her scholarship or fellowship income would attach to Form W-9 a statement that includes the information described above to support that exemption.

If you are a nonresident alien or a foreign entity, give the requester the appropriate completed Form W-8 or Form 8233.

## Backup Withholding

**What is backup withholding?** Persons making certain payments to you must under certain conditions withhold and pay to the IRS 28% of such payments. This is called "backup withholding." Payments that may be subject to backup withholding include interest, tax-exempt interest, dividends, broker and barter exchange transactions, rents, royalties, nonemployee pay, payments made in settlement of payment card and third party network transactions, and certain payments from fishing boat operators. Real estate transactions are not subject to backup withholding.

You will not be subject to backup withholding on payments you receive if you give the requester your correct TIN, make the proper certifications, and report all your taxable interest and dividends on your tax return.

**Payments you receive will be subject to backup withholding if:**

1. You do not furnish your TIN to the requester,

2. You do not certify your TIN when required (see the Part II instructions on page 3 for details),

3. The IRS tells the requester that you furnished an incorrect TIN,

4. The IRS tells you that you are subject to backup withholding because you did not report all your interest and dividends on your tax return (for reportable interest and dividends only), or

5. You do not certify to the requester that you are not subject to backup withholding under 4 above (for reportable interest and dividend accounts opened after 1983 only).

Certain payees and payments are exempt from backup withholding. See *Exempt payee code* on page 3 and the separate Instructions for the Requester of Form W-9 for more information.

Also see *Special rules for partnerships* above.

## What is FATCA reporting?

The Foreign Account Tax Compliance Act (FATCA) requires a participating foreign financial institution to report all United States account holders that are specified United States persons. Certain payees are exempt from FATCA reporting. See *Exemption from FATCA reporting code* on page 3 and the Instructions for the Requester of Form W-9 for more information.

## Updating Your Information

You must provide updated information to any person to whom you claimed to be an exempt payee if you are no longer an exempt payee and anticipate receiving reportable payments in the future from this person. For example, you may need to provide updated information if you are a C corporation that elects to be an S corporation, or if you no longer are tax exempt. In addition, you must furnish a new Form W-9 if the name or TIN changes for the account; for example, if the grantor of a grantor trust dies.

## Penalties

**Failure to furnish TIN.** If you fail to furnish your correct TIN to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

**Civil penalty for false information with respect to withholding.** If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

**Criminal penalty for falsifying information.** Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

**Misuse of TINs.** If the requester discloses or uses TINs in violation of federal law, the requester may be subject to civil and criminal penalties.

# Specific Instructions

### Line 1

You must enter one of the following on this line; **do not** leave this line blank. The name should match the name on your tax return.

If this Form W-9 is for a joint account, list first, and then circle, the name of the person or entity whose number you entered in Part I of Form W-9.

a. **Individual.** Generally, enter the name shown on your tax return. If you have changed your last name without informing the Social Security Administration (SSA) of the name change, enter your first name, the last name as shown on your social security card, and your new last name.

**Note. ITIN applicant:** Enter your individual name as it was entered on your Form W-7 application, line 1a. This should also be the same as the name you entered on the Form 1040/1040A/1040EZ you filed with your application.

b. **Sole proprietor or single-member LLC.** Enter your individual name as shown on your 1040/1040A/1040EZ on line 1. You may enter your business, trade, or "doing business as" (DBA) name on line 2.

c. **Partnership, LLC that is not a single-member LLC, C Corporation, or S Corporation.** Enter the entity's name as shown on the entity's tax return on line 1 and any business, trade, or DBA name on line 2.

d. **Other entities.** Enter your name as shown on required U.S. federal tax documents on line 1. This name should match the name shown on the charter or other legal document creating the entity. You may enter any business, trade, or DBA name on line 2.

e. **Disregarded entity.** For U.S. federal tax purposes, an entity that is disregarded as an entity separate from its owner is treated as a "disregarded entity." See Regulations section 301.7701-2(c)(2)(iii). Enter the owner's name on line 1. The name of the entity entered on line 1 should never be a disregarded entity. The name on line 1 should be the name shown on the income tax return on which the income should be reported. For example, if a foreign LLC that is treated as a disregarded entity for U.S. federal tax purposes has a single owner that is a U.S. person, the U.S. owner's name is required to be provided on line 1. If the direct owner of the entity is also a disregarded entity, enter the first owner that is not disregarded for federal tax purposes. Enter the disregarded entity's name on line 2, "Business name/disregarded entity name." If the owner of the disregarded entity is a foreign person, the owner must complete an appropriate Form W-8 instead of a Form W-9. This is the case even if the foreign person has a U.S. TIN.

Form W-9 (Rev. 12-2014) Page 3

## Line 2

If you have a business name, trade name, DBA name, or disregarded entity name, you may enter it on line 2.

## Line 3

Check the appropriate box in line 3 for the U.S. federal tax classification of the person whose name is entered on line 1. Check only one box in line 3.

**Limited Liability Company (LLC).** If the name on line 1 is an LLC treated as a partnership for U.S. federal tax purposes, check the "Limited Liability Company" box and enter "P" in the space provided. If the LLC has filed Form 8832 or 2553 to be taxed as a corporation, check the "Limited Liability Company" box and in the space provided enter "C" for C corporation or "S" for S corporation. If it is a single-member LLC that is a disregarded entity, do not check the "Limited Liability Company" box; instead check the first box in line 3 "Individual/sole proprietor or single-member LLC."

## Line 4, Exemptions

If you are exempt from backup withholding and/or FATCA reporting, enter in the appropriate space in line 4 any code(s) that may apply to you.

**Exempt payee code.**

- Generally, individuals (including sole proprietors) are not exempt from backup withholding.
- Except as provided below, corporations are exempt from backup withholding for certain payments, including interest and dividends.
- Corporations are not exempt from backup withholding for payments made in settlement of payment card or third party network transactions.
- Corporations are not exempt from backup withholding with respect to attorneys' fees or gross proceeds paid to attorneys, and corporations that provide medical or health care services are not exempt with respect to payments reportable on Form 1099-MISC.

The following codes identify payees that are exempt from backup withholding. Enter the appropriate code in the space in line 4.

1—An organization exempt from tax under section 501(a), any IRA, or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2)

2—The United States or any of its agencies or instrumentalities

3—A state, the District of Columbia, a U.S. commonwealth or possession, or any of their political subdivisions or instrumentalities

4—A foreign government or any of its political subdivisions, agencies, or instrumentalities

5—A corporation

6—A dealer in securities or commodities required to register in the United States, the District of Columbia, or a U.S. commonwealth or possession

7—A futures commission merchant registered with the Commodity Futures Trading Commission

8—A real estate investment trust

9—An entity registered at all times during the tax year under the Investment Company Act of 1940

10—A common trust fund operated by a bank under section 584(a)

11—A financial institution

12—A middleman known in the investment community as a nominee or custodian

13—A trust exempt from tax under section 664 or described in section 4947

The following chart shows types of payments that may be exempt from backup withholding. The chart applies to the exempt payees listed above, 1 through 13.

| IF the payment is for . . . | THEN the payment is exempt for . . . |
|---|---|
| Interest and dividend payments | All exempt payees except for 7 |
| Broker transactions | Exempt payees 1 through 4 and 6 through 11 and all C corporations. S corporations must not enter an exempt payee code because they are exempt only for sales of noncovered securities acquired prior to 2012. |
| Barter exchange transactions and patronage dividends | Exempt payees 1 through 4 |
| Payments over $600 required to be reported and direct sales over $5,000[1] | Generally, exempt payees 1 through 5[2] |
| Payments made in settlement of payment card or third party network transactions | Exempt payees 1 through 4 |

[1] See Form 1099-MISC, Miscellaneous Income, and its instructions.

[2] However, the following payments made to a corporation and reportable on Form 1099-MISC are not exempt from backup withholding: medical and health care payments, attorneys' fees, gross proceeds paid to an attorney reportable under section 6045(f), and payments for services paid by a federal executive agency.

**Exemption from FATCA reporting code.** The following codes identify payees that are exempt from reporting under FATCA. These codes apply to persons submitting this form for accounts maintained outside of the United States by certain foreign financial institutions. Therefore, if you are only submitting this form for an account you hold in the United States, you may leave this field blank. Consult with the person requesting this form if you are uncertain if the financial institution is subject to these requirements. A requester may indicate that a code is not required by providing you with a Form W-9 with "Not Applicable" (or any similar indication) written or printed on the line for a FATCA exemption code.

A—An organization exempt from tax under section 501(a) or any individual retirement plan as defined in section 7701(a)(37)

B—The United States or any of its agencies or instrumentalities

C—A state, the District of Columbia, a U.S. commonwealth or possession, or any of their political subdivisions or instrumentalities

D—A corporation the stock of which is regularly traded on one or more established securities markets, as described in Regulations section 1.1472-1(c)(1)(i)

E—A corporation that is a member of the same expanded affiliated group as a corporation described in Regulations section 1.1472-1(c)(1)(i)

F—A dealer in securities, commodities, or derivative financial instruments (including notional principal contracts, futures, forwards, and options) that is registered as such under the laws of the United States or any state

G—A real estate investment trust

H—A regulated investment company as defined in section 851 or an entity registered at all times during the tax year under the Investment Company Act of 1940

I—A common trust fund as defined in section 584(a)

J—A bank as defined in section 581

K—A broker

L—A trust exempt from tax under section 664 or described in section 4947(a)(1)

M—A tax exempt trust under a section 403(b) plan or section 457(g) plan

**Note.** You may wish to consult with the financial institution requesting this form to determine whether the FATCA code and/or exempt payee code should be completed.

## Line 5

Enter your address (number, street, and apartment or suite number). This is where the requester of this Form W-9 will mail your information returns.

## Line 6

Enter your city, state, and ZIP code.

## Part I. Taxpayer Identification Number (TIN)

**Enter your TIN in the appropriate box.** If you are a resident alien and you do not have and are not eligible to get an SSN, your TIN is your IRS individual taxpayer identification number (ITIN). Enter it in the social security number box. If you do not have an ITIN, see *How to get a TIN* below.

If you are a sole proprietor and you have an EIN, you may enter either your SSN or EIN. However, the IRS prefers that you use your SSN.

If you are a single-member LLC that is disregarded as an entity separate from its owner (see *Limited Liability Company (LLC)* on this page), enter the owner's SSN (or EIN, if the owner has one). Do not enter the disregarded entity's EIN. If the LLC is classified as a corporation or partnership, enter the entity's EIN.

**Note.** See the chart on page 4 for further clarification of name and TIN combinations.

**How to get a TIN.** If you do not have a TIN, apply for one immediately. To apply for an SSN, get Form SS-5, Application for a Social Security Card, from your local SSA office or get this form online at *www.ssa.gov*. You may also get this form by calling 1-800-772-1213. Use Form W-7, Application for IRS Individual Taxpayer Identification Number, to apply for an ITIN, or Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can apply for an EIN online by accessing the IRS website at *www.irs.gov/businesses* and clicking on Employer Identification Number (EIN) under Starting a Business. You can get Forms W-7 and SS-4 from the IRS by visiting IRS.gov or by calling 1-800-TAX-FORM (1-800-829-3676).

If you are asked to complete Form W-9 but do not have a TIN, apply for a TIN and write "Applied For" in the space for the TIN, sign and date the form, and give it to the requester. For interest and dividend payments, and certain payments made with respect to readily tradable instruments, generally you will have 60 days to get a TIN and give it to the requester before you are subject to backup withholding on payments. The 60-day rule does not apply to other types of payments. You will be subject to backup withholding on all such payments until you provide your TIN to the requester.

**Note.** Entering "Applied For" means that you have already applied for a TIN or that you intend to apply for one soon.

**Caution:** *A disregarded U.S. entity that has a foreign owner must use the appropriate Form W-8.*

Form W-9 (Rev. 12-2014) Page 4

## Part II. Certification

To establish to the withholding agent that you are a U.S. person, or resident alien, sign Form W-9. You may be requested to sign by the withholding agent even if items 1, 4, or 5 below indicate otherwise.

For a joint account, only the person whose TIN is shown in Part I should sign (when required). In the case of a disregarded entity, the person identified on line 1 must sign. Exempt payees, see *Exempt payee code* earlier.

**Signature requirements.** Complete the certification as indicated in items 1 through 5 below.

**1. Interest, dividend, and barter exchange accounts opened before 1984 and broker accounts considered active during 1983.** You must give your correct TIN, but you do not have to sign the certification.

**2. Interest, dividend, broker, and barter exchange accounts opened after 1983 and broker accounts considered inactive during 1983.** You must sign the certification or backup withholding will apply. If you are subject to backup withholding and you are merely providing your correct TIN to the requester, you must cross out item 2 in the certification before signing the form.

**3. Real estate transactions.** You must sign the certification. You may cross out item 2 of the certification.

**4. Other payments.** You must give your correct TIN, but you do not have to sign the certification unless you have been notified that you have previously given an incorrect TIN. "Other payments" include payments made in the course of the requester's trade or business for rents, royalties, goods (other than bills for merchandise), medical and health care services (including payments to corporations), payments to a nonemployee for services, payments made in settlement of payment card and third party network transactions, payments to certain fishing boat crew members and fishermen, and gross proceeds paid to attorneys (including payments to corporations).

**5. Mortgage interest paid by you, acquisition or abandonment of secured property, cancellation of debt, qualified tuition program payments (under section 529), IRA, Coverdell ESA, Archer MSA or HSA contributions or distributions, and pension distributions.** You must give your correct TIN, but you do not have to sign the certification.

## What Name and Number To Give the Requester

| For this type of account: | Give name and SSN of: |
|---|---|
| 1. Individual | The individual |
| 2. Two or more individuals (joint account) | The actual owner of the account or, if combined funds, the first individual on the account[1] |
| 3. Custodian account of a minor (Uniform Gift to Minors Act) | The minor[2] |
| 4. a. The usual revocable savings trust (grantor is also trustee) | The grantor-trustee[1] |
| b. So-called trust account that is not a legal or valid trust under state law | The actual owner[1] |
| 5. Sole proprietorship or disregarded entity owned by an individual | The owner[3] |
| 6. Grantor trust filing under Optional Form 1099 Filing Method 1 (see Regulations section 1.671-4(b)(2)(i)(A)) | The grantor* |
| **For this type of account:** | **Give name and EIN of:** |
| 7. Disregarded entity not owned by an individual | The owner |
| 8. A valid trust, estate, or pension trust | Legal entity[4] |
| 9. Corporation or LLC electing corporate status on Form 8832 or Form 2553 | The corporation |
| 10. Association, club, religious, charitable, educational, or other tax-exempt organization | The organization |
| 11. Partnership or multi-member LLC | The partnership |
| 12. A broker or registered nominee | The broker or nominee |
| 13. Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments | The public entity |
| 14. Grantor trust filing under the Form 1041 Filing Method or the Optional Form 1099 Filing Method 2 (see Regulations section 1.671-4(b)(2)(i)(B)) | The trust |

[1] List first and circle the name of the person whose number you furnish. If only one person on a joint account has an SSN, that person's number must be furnished.

[2] Circle the minor's name and furnish the minor's SSN.

[3] You must show your individual name and you may also enter your business or DBA name on the "Business name/disregarded entity" name line. You may use either your SSN or EIN (if you have one), but the IRS encourages you to use your SSN.

[4] List first and circle the name of the trust, estate, or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.) Also see *Special rules for partnerships* on page 2.

***Note.** Grantor also must provide a Form W-9 to trustee of trust.

**Note.** If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.

## Secure Your Tax Records from Identity Theft

Identity theft occurs when someone uses your personal information such as your name, SSN, or other identifying information, without your permission, to commit fraud or other crimes. An identity thief may use your SSN to get a job or may file a tax return using your SSN to receive a refund.

To reduce your risk:

- Protect your SSN,
- Ensure your employer is protecting your SSN, and
- Be careful when choosing a tax preparer.

If your tax records are affected by identity theft and you receive a notice from the IRS, respond right away to the name and phone number printed on the IRS notice or letter.

If your tax records are not currently affected by identity theft but you think you are at risk due to a lost or stolen purse or wallet, questionable credit card activity or credit report, contact the IRS Identity Theft Hotline at 1-800-908-4490 or submit Form 14039.

For more information, see Publication 4535, Identity Theft Prevention and Victim Assistance.

Victims of identity theft who are experiencing economic harm or a system problem, or are seeking help in resolving tax problems that have not been resolved through normal channels, may be eligible for Taxpayer Advocate Service (TAS) assistance. You can reach TAS by calling the TAS toll-free case intake line at 1-877-777-4778 or TTY/TDD 1-800-829-4059.

**Protect yourself from suspicious emails or phishing schemes.** Phishing is the creation and use of email and websites designed to mimic legitimate business emails and websites. The most common act is sending an email to a user falsely claiming to be an established legitimate enterprise in an attempt to scam the user into surrendering private information that will be used for identity theft.

The IRS does not initiate contacts with taxpayers via emails. Also, the IRS does not request personal detailed information through email or ask taxpayers for the PIN numbers, passwords, or similar secret access information for their credit card, bank, or other financial accounts.

If you receive an unsolicited email claiming to be from the IRS, forward this message to *phishing@irs.gov*. You may also report misuse of the IRS name, logo, or other IRS property to the Treasury Inspector General for Tax Administration (TIGTA) at 1-800-366-4484. You can forward suspicious emails to the Federal Trade Commission at: *spam@uce.gov* or contact them at *www.ftc.gov/idtheft* or 1-877-IDTHEFT (1-877-438-4338).

Visit IRS.gov to learn more about identity theft and how to reduce your risk.

## Privacy Act Notice

Section 6109 of the Internal Revenue Code requires you to provide your correct TIN to persons (including federal agencies) who are required to file information returns with the IRS to report interest, dividends, or certain other income paid to you; mortgage interest you paid; the acquisition or abandonment of secured property; the cancellation of debt; or contributions you made to an IRA, Archer MSA, or HSA. The person collecting this form uses the information on the form to file information returns with the IRS, reporting the above information. Routine uses of this information include giving it to the Department of Justice for civil and criminal litigation and to cities, states, the District of Columbia, and U.S. commonwealths and possessions for use in administering their laws. The information also may be disclosed to other countries under a treaty, to federal and state agencies to enforce civil and criminal laws, or to federal law enforcement and intelligence agencies to combat terrorism. You must provide your TIN whether or not you are required to file a tax return. Under section 3406, payers must generally withhold a percentage of taxable interest, dividend, and certain other payments to a payee who does not give a TIN to the payer. Certain penalties may also apply for providing false or fraudulent information.